                                                                   EXHIBIT 10.10

                                   AGREEMENT



     THIS AGREEMENT (the "Agreement") is made and entered as of December 22, 1997 by and between Tree of Life, Inc. a Delaware corporation ("TOL"), and Bio-Engineered Foods, Inc., a Delaware corporation ("BEF").

     A. As early as 1940, TOL, or its predecessors in interest, adopted and is using the marks "BALANCED," "BALANCED FOODS," and BALANCED formative marks (the "TOL Marks") as a trademark and trade name in connection with a variety of health and natural food products. TOL owns federal trademark registration nos. 1,596,670, 838,489, 848,251, 845,550, 815,554, 791,925 and 651,530 for
"BALANCED" used in connection with various health and natural food products including those set forth in Exhibit 1 and application no. 75/268,213 for the mark BALANCED THE TOTAL NUTRITIONAL DRINK used for meal replacement and dietary supplement drinks ("TOL Products").

     B. As early as July 12, 1992, BEF adopted and is using the marks "BALANCE" and "BALANCE, THE COMPLETE NUTRITIONAL FOOD" as a trademark in connection with food bars. BEF adopted and is using the mark "40-30-30 BALANCE" in connection with food bars and powdered beverages. BEF owns federal trademark registration no. 1,956,964 for "BALANCE, THE COMPLETE NUTRITIONAL FOOD" and pending application nos. 75/331,009, 75/321,186 and 75/321,184 for "BALANCE" and "BALANCE

*Confidential portions omitted and filed separately with the Commission.

BAR" as used in connection with certain food products, as more specifically set forth in Exhibit 2.

     C. Pursuant to an agreement dated as of December 19, 1996 between TOL and BEF (the "Trademark Agreement"), the scope of BEF's use of the word "BALANCE" was restricted to certain uses.

     D. TOL and BEF desire to terminate the Trademark Agreement and enter into a new agreement with respect to the use of the word "BALANCE(D)."

     NOW, THEREFORE, in consideration of these recitals and the following mutual promises, the parties agree that the Trademark Agreement is hereby amended and restated as follows:

1.   TOL AGREEMENTS.
     --------------

     1.1 TOL will not claim that the following actions taken or to be taken by BEF constitute infringement of the TOL Marks or otherwise constitute unfair competition or a violation of any of TOL's rights:

          1.1.1 BEF's use of the marks "BALANCE, THE COMPLETE NUTRITIONAL FOOD", "40-30-30 BALANCE" and "BALANCE 40-

*Confidential portions omitted and filed separately with the Commission.

                 30-30" in connection with any type of goods or services except for TOL's Products.

          1.1.2 BEF's use of the word "BALANCE" alone or in conjunction with other word(s) and/or symbols in connection with: (a) any type of nutritional bar products, and (b) processed foods and meals but only if they are not in the same categories or types of products as those listed on Exhibit 1 attached hereto and any additional products introduced by TOL under the mark BALANCED or a BALANCED formative mark.

          1.1.3 BEF's use or seeking registration of marks containing the term Balance (and which do not begin with Balance and which do not begin with an article, pronoun, preposition, or other nonsubstantive term followed by the word Balance), including 40-30-30 Balance, for products falling in classes 5, 30 and 32 of the international classification system for trademarks except for TOL's Products.

          1.1.4  BEF's use of the word "BALANCE" in BEF's company name.

          1.1.5 BEF's use of a mark containing the word "BALANCE" for liquid nutritional supplements, dietary supplements, and meal replacements provided the mark: (a) does not begin with the word "BALANCE" or

*Confidential portions omitted and filed separately with the Commission.

                 with an article, pronoun, preposition or other nonsubstantive term followed by the word "BALANCE", and (2) is not used with a tag line, secondary mark, or slogan that is similar to "THE TOTAL NUTRITIONAL DRINK" used by TOL for similar products.

          The marks described in Section 1.1 above are collectively defined as the "BEF Marks." TOL will refrain from taking any action or bringing any proceeding, legal or otherwise, against BEF's (or its successors, licensees and assigns and their respective affiliates and subsidiaries) use of the BEF Marks in connection with BEF's Products. In this regard, TOL will neither oppose any federal or state application to register nor seek cancellation of any federal or state trademark registration of the BEF Marks.

     1.2 TOL will not use the word "BALANCED" alone or in conjunction with other word(s) and/or symbol(s) on or in connection with the manufacturing, producing, distributing, marketing, advertising and otherwise exploiting of nutritional bar products.

     1.3 TOL will not use the word "BALANCE" alone or in conjunction with other word(s) and/or symbol(s) on or in connection with any goods or services; provided that such restriction will not apply to the use of the word "BALANCE" in a non-trademark or non-trade name manner.

*Confidential portions omitted and filed separately with the Commission.

2.   BEF AGREEMENTS.
     --------------

     2.1 BEF will not claim that TOL's use of the TOL Marks in connection with the TOL Products constitutes an infringement of the BEF Marks, or otherwise constitutes unfair competition or a violation of any of BEF's rights, and will refrain from taking any action or bringing any proceeding, legal or otherwise, against TOL's (or its successors, licensees and assigns and their respective affiliates and subsidiaries) use of the TOL Marks in connection with the TOL Products. In this regard, BEF will neither oppose any federal or state application to register nor seek cancellation of any federal or state trademark or service mark registration of the TOL Marks in connection with TOL Products. It is understood and agreed that TOL Products will not include nutritional bar products.

     2.2 BEF will not use the word "BALANCED" alone or in conjunction with other word(s) and/or symbol(s) on or in connection with any goods or services; provided that such restriction will not apply to the use of the word "BALANCED" in a non-trademark or non-trade name manner.

3.   OTHER PROPRIETARY RIGHTS.  This Agreement shall not preclude the parties
     ------------------------
     from objecting to permitted uses or registration of BALANCE and BALANCED formative marks and names under this Agreement if such marks contain or are used with other

*Confidential portions omitted and filed separately with the Commission.

     marks, names, terms, designs that violate the proprietary rights of the other party (e.g., BEF's use of TREE OF LIFE 40-30-30 BALANCE, TOL's use of BALANCED BIO-FOODS).

4.   [    *    ]

5.   CASUAL OR INADVERTENT ACTS.  No casual or inadvertent act or omission by
     --------------------------
     either party under this Agreement shall constitute a breach of this Agreement unless the party responsible for such act or omission is notified in writing of such act or omission by the nonresponsible party and the responsible party fails to commence reasonable efforts to cure such alleged breach within thirty (30) days of receiving such notice and cures such alleged breach within sixty (60) days of receiving such notice.

6.   MISCELLANEOUS PROVISIONS.
     ------------------------

     6.1  SURVIVAL. The representations, warranties and agreements in this
          --------
          Agreement will survive any investigation made by any party, and the execution of this Agreement.

     6.2  ADDITIONAL DOCUMENTS AND ACTS. Each party will sign and deliver
          -----------------------------
          additional documents and instruments, and perform additional acts, including providing

*Confidential portions omitted and filed separately with the Commission.

          letters of consent for purposes of registering trademarks, that are commercially reasonable and necessary to perform its obligations in this Agreement.

     6.3  BINDING EFFECT; PARTIES IN INTEREST. This Agreement is binding on and
          -----------------------------------
          benefits only the parties and their respective permitted successors and assigns. Nothing in this Agreement gives any rights or remedies to any person other than the parties and their respective permitted successors and assigns, nor does anything in this Agreement relieve or discharge any obligation or liability of any third person to any party. No provision of this Agreement gives any third person any right of subrogation or action over or against any party to this Agreement.

     6.4  COMPLETE AGREEMENT. This Agreement is the complete and exclusive
          ------------------
          statement of agreement of the parties as to matters covered by it. It replaces and supersedes all prior written or oral agreements or statements by and among the parties with respect to the matters covered by it, including the Trademark Agreement. No representation, statement, condition or warranty not contained in this Agreement is binding on the parties.

     6.5  AMENDMENTS; WAIVERS. Any amendment to this Agreement requires the
          -------------------
          approval of all parties. Any waiver of any right or remedy requires the consent of the party waiving it. Every amendment or waiver must be in writing and

*Confidential portions omitted and filed separately with the Commission.

          designated as an amendment or waiver, as appropriate. No failure by any party to insist on the strict performance of any provision of this Agreement, or to exercise any right or remedy, will be deemed a waiver of such performance, right or remedy, or of any other provision of this Agreement.

     6.6  PRODUCT PURCHASE GUARANTEE. BEF guarantees TOL the right to purchase
          --------------------------
          the following BEF products during the period covered by the rebate fee of Paragraph 4 above: (a) any of BEF's products available to TOL as of December 1, 1997 regardless of the channels of trade they may be sold through in the future; and (b) any new BEF products that are sold through TOL's customary channels of trade which include natural foods stores, supermarkets, and mass market outlets.

     6.7  INTERPRETATION.  If any claim is made by a party relating to any
          --------------
          conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any party or its counsel and we waive any statute or rule of law to the contrary.

     6.8  ATTORNEYS' FEES AND COSTS. If any legal action, arbitration or other
          -------------------------
          proceeding is brought to enforce or interpret this Agreement or matters

*Confidential portions omitted and filed separately with the Commission.

          relating to it, the substantially prevailing party will be entitled to recover from the other party reasonable attorneys' fees and other costs incurred in such action, arbitration or proceeding, in addition to any other relief to which the prevailing party is entitled.

     6.9  NOTICES. All notices (including other communications required or
          -------
          permitted) under this Agreement must be in writing and must be delivered (a) in person, (b) by registered, express, certified mail, postage prepaid, return receipt requested, (c) by a generally recognized courier or messenger service that provides written acknowledgment of receipt by the addressee, or (d) by facsimile or other generally accepted means of electronic transmission with a verification of delivery. Notices are deemed delivered when actually
                                            ---
          delivered to the address for notices. Notices shall be addressed as follows:

               If to TOL:

               1750 Tree Boulevard
               P.O. Box 410
               St. Augustine, FL 32085-0410
               Attn: Vice President Marketing


               If to BEF:

               1015 Mark Avenue
               Carpinteria, CA 93013
               Attn:  James A. Wolfe, CEO

          Any party may furnish, from time to time, other addresses for notices to it.

*Confidential portions omitted and filed separately with the Commission.

    6.10  SPECIFIC PERFORMANCE. It might be impossible to measure in money the
          --------------------
          damage to a party if another party breaches this Agreement. If any such failure occurs, the party damaged might not have an adequate remedy at law or in damages. Therefore, each party consents to the issuance of an injunction and the enforcement of other equitable remedies against it to compel performance of this Agreement.

    6.11  COUNTERPARTS.  This Agreement is being executed in several
          ------------
          counterparts. Each of them is an original and all of them constitute one agreement.

    6.12  HEADINGS; EXHIBITS. The headings in this Agreement are only for
          ------------------
          convenience and ease of reference and are not be considered in construction or interpretation. All exhibits, schedules and appendices attached to this Agreement are incorporated herein.

    6.13  ENFORCEABILITY. If any provision of this Agreement is held invalid or
          --------------
          unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect.

          IN WITNESS WHEREOF, the authorized representatives of the parties hereto have duly executed this Agreement as of the first date above.

*Confidential portions omitted and filed separately with the Commission.

TREE OF LIFE, INC.            BIO-ENGINEERED FOODS, INC.


By:                           By:
   ----------------              ---------------------------------

Name:                         Name:         James A. Wolfe
     --------------                 -------------------------------

Title:                        Title:            CEO
      -------------                  ----------------------------------------

*Confidential portions omitted and filed separately with the Commission.

                                   EXHIBIT 1

                               TREE OF LIFE, INC
                        FEDERAL TRADEMARK REGISTRATIONS
                        -------------------------------

-------------------------------------------------------------------------------
                        INT'L                                          REG.
MARK        REG. NO.    CLASS   DESCRIPTION OF GOODS                   DATE
-------------------------------------------------------------------------------
BALANCED    1,596,670   29      Applesauce, dried beans, dried milk,   5/15/90
                                dried edible seeds, garbanzos,
                                mayonnaise, whey, processed nuts
                                (namely, pecans, almonds, brazil nuts,
                                dry roasted peanuts, filberts and
                                walnut halves).

                                Candy made primarily of honey; almond
                                meal, millet meal, miller bran,
                                sunflower meal, pumpkin meal and
                                carob chips.
                        30
-------------------------------------------------------------------------------
BALANCED      838,489   29      Shelled and unshelled nuts, more       11/7/67
(Stylized)                      specifically, pistachio and cashew
                                nuts.
-------------------------------------------------------------------------------
BALANCED      848,251   29      Noodles, spaghetti and macaroni.       4/30/68
(Stylized)
-------------------------------------------------------------------------------
BALANCED      845,550   30      Sugar.                                 3/5/68
-------------------------------------------------------------------------------
BALANCED      815,554   29      Foods, namely, pumpkin seeds,          9/20/66
(Stylized)                      sunflower kernels and dried fruit.
-------------------------------------------------------------------------------
BALANCED      791,925   29      Sugar containing and sugarless         6/29/65
                        30      spreads, namely, jellies, jams, apple
                                and peanut butter; condiments, namely,
                                mustard, catsup, chili sauce and
                                spaghetti sauce, salt and spices,
                                unshelled nuts, rice products, namely,
                                wild rice, cooked rice and brown rice;
                                honey for use as a food sweetener and
                                as a food, torula yeast for use as a
                                food; and soup and soup broth elements,
                                namely, dehydrated soup, soup powders,
                                liquid condensed soup and bouillon
                                cubes.
-------------------------------------------------------------------------------
BALANCED      651,530   30      Canned foods, namely, fruits and       9/10/57
                                vegetables and juices thereof, beef,
                                fish, chicken and condensed soup,
                                edible oil of vegetable origin for
                                cooking purposes and brewers' yeast.
-------------------------------------------------------------------------------


                               TREE OF LIFE, INC
                         FEDERAL TRADEMARK APPLICATIONS
                         ------------------------------

-------------------------------------------------------------------------------
                                    INT'L          DESCRIPTION           APP.
MARK                    APP. NO.    CLASS           OF GOODS             DATE
-------------------------------------------------------------------------------
BALANCED THE           75/268,213       5   Nutritional supplements,    4/2/97
 TOTAL                                      namely, meal replacement
NUTRITIONAL DRINK                           and dietary supplement
                                            drinks
 ------------------------------------------------------------------------------

*Confidential portions omitted and filed separately with the Commission.

                                   EXHIBIT 2

                          BIO-ENGINEERED FOODS, INC.
                        FEDERAL TRADEMARK REGISTRATIONS
                        -------------------------------

-------------------------------------------------------------------------------
  MARK         REG. NO.    INT'L   DESCRIPTION OF GOODS                REG.
                           CLASS                                       DATE
-------------------------------------------------------------------------------
BALANCE, THE   1,956,964   5       Food and nutritional supplements.   2/20/96
COMPLETE
NUTRITIONAL
FOOD
-------------------------------------------------------------------------------


                           BIO-ENGINEERED FOODS, INC
                         FEDERAL TRADEMARK APPLICATIONS
                         ------------------------------

-------------------------------------------------------------------------------
  MARK         APP. NO.    INT'L   DESCRIPTION OF GOODS                APP.
                           CLASS                                       DATE
-------------------------------------------------------------------------------
BALANCE        75/331009   5       Food and nutritional supplements.   7/25/97
(Stylized)
-------------------------------------------------------------------------------
BALANCE        75/321186   5       Food and nutritional supplements.   7/8/97
BAR
-------------------------------------------------------------------------------
BALANCE        75/321184   5       Food and nutritional supplements.   7/8/97
-------------------------------------------------------------------------------